EXHIBIT 10.1

THE SECURITIES SUBSCRIBED FOR HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “ACT”) OR ANY STATE SECURITIES LAWS, AND ARE BEING SOLD IN RELIANCE UPON EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND STATE SECURITIES LAWS. THE SECURITIES SUBSCRIBED FOR MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL ACCEPTABLE TO COUNSEL FOR THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT THE PROPOSED TRANSFER MAY BE MADE WITHOUT VIOLATION OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAW.

THE ACQUISITION OF THE SECURITIES OFFERED HEREBY INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

THIS SUBSCRIPTION FORM IS FOR USE BY UNITED STATES ACCREDITED INVESTORS ONLY. THE SECURITIES MAY ONLY BE SOLD IN JURISDICTIONS WHERE THEY MAY BE LAWFULLY SOLD.

SUBSCRIPTION AGREEMENT

nDivision Inc.

nDivision Inc., a Nevada corporation (the “Company”), is offering up to Two Million Dollars ($2,000,000) worth of convertible promissory notes (each, a “Note”, and collectively, the “Notes”) to accredited investors only. The Notes will accrue interest at a rate of 8% per annum, payable pursuant to the terms of the Notes. The principal of the Notes shall be repaid as described in the Notes. The Notes shall be convertible at the option of the Subscriber or the Company into shares of common stock of the Company (the “Shares”) at a conversion price as described in the Notes. The Notes and the Shares underlying the Notes are collectively referred to herein as the “Securities”. The undersigned (the “Subscriber”) desires to purchase a Note as provided in this subscription agreement (the “Agreement”). Accordingly, the Company and Subscriber agree as follows:

1. Sale and Purchase. Subject to the terms and conditions set forth in this Agreement, Subscriber hereby tenders the amount set forth on the signature page of this Agreement for the purchase of a Note in a principal amount as set forth on said signature page.

2. Representations, Warranties, and Agreements of Subscriber. In connection with this subscription, Subscriber hereby makes the following representations, warranties, and agreements and confirms the following understandings, each of which are made or confirmed, as the case may be, with respect to the Securities subscribed for herein:

(a) No Registration. Subscriber understands and acknowledges that the Securities have not been and will not be registered under the Securities Act of 1933, as amended (the “Act”) or the securities laws of any state of the United States, and that the offer and sale of Securities to it are being made in reliance upon the exemption from registration provided by Section 4(a)(2) under the Act and similar exemptions under applicable state securities laws.

1

(b) Investment Purpose. Subscriber is acquiring the Securities for Subscriber’s own account and for investment purposes only and not with a view to or for sale in connection with any distribution or other disposition of the Securities in violation of United States federal or state securities laws.

(c) Review and Evaluation of Information Regarding the Company. Subscriber acknowledges that Subscriber has conducted, or has been afforded the opportunity to conduct, an investigation of the Company and has been offered the opportunity to ask the Company’s officers questions about the Company’s financial condition and proposed business and that Subscriber has obtained the available information as Subscriber has requested, to the extent Subscriber has deemed necessary, to permit Subscriber to fully evaluate the merits and risks of an investment in the Company. The Company’s officers have answered all inquiries that Subscriber has put to them concerning the Company and its activities, and the offering and issuance of the Securities. Subscriber acknowledges and understands that the Purchase Price proceeds will be used for purposes to be determined in the sole discretion of the Company’s management.

(d) Risks. Subscriber recognizes that the purchase of Securities involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity in this investment in that (i) Subscriber may not be able to liquidate the investment in the event of an emergency; (ii) transferability is limited; and (iii) in the event of a disposition, Subscriber could sustain a complete loss of his or her entire investment.

(e) Risk of Loss. The Subscriber represents and warrants that the Subscriber: (a) is able to bear the loss of the Subscriber’s entire investment without any material adverse effect on the Subscriber’s economic stability; (b) understands that an investment in the Company involves substantial risks; and (c) has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of the investment to be made by the Subscriber pursuant to this Agreement.

(f) Regulation D; Accredited Investor Status.

(i)	the Subscriber acknowledges that the Subscriber has not purchased the Securities as a result of any “general solicitation” or “general advertising” (as those terms are used in Regulation D promulgated under the Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the Internet, or broadcast over radio or television, or the internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(ii)	the Subscriber represents that Subscriber is an “accredited investor,” as the term is defined in Rule 501(a) of Regulation D promulgated under the Act, pursuant to one or more of the following categories (please mark applicable categories):

1. _______	a bank, as defined in Section 3(a)(2) of the Act, whether acting in its individual or fiduciary capacity; or

2. _______	a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; or

2

3. _______	a broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934; or

4._______	an insurance company as defined in Section 2(a)(13) of the Act; or

5. _______	an investment company registered under the United States Investment Company Act of 1940; or

6. _______	a business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; or

7. _______	a small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

8. _______	a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of US$5,000,000; or

9. _______	an employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

10. _______	a private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

11. _______	an organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000; or

12. _______	any director or executive officer of the Company; or

13. _______	a natural person that has a net worth (or joint net worth together with his or her spouse) excluding the “net value” of his or her primary residence, in excess of US$1,000,000 and no reason to believe that net worth will not remain in excess of US$1,000,000 for the foreseeable future. “Net value” for such purposes is the fair value of the residence less any mortgage indebtedness or other obligation secured by the residence, provided that any amount of the secured obligation in excess of the value of the residence is considered a liability and must be deducted from the investor’s net worth;

3

14. _______	a natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

15. _______	a trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Act; or

16. _______	any entity in which all of the equity owners meet the requirements of at least one of the above categories.

(g) Subscriber’s Financial Experience. Subscriber is an investor who is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company. For California and Massachusetts individuals: If the subscriber is a California resident, such subscriber’s investment in the Company will not exceed 10% of such subscriber’s net worth (or joint net worth with his or her spouse). If the subscriber is a Massachusetts resident, such subscriber’s investment in the Company will not exceed 25% of such subscriber’s joint net worth with such subscriber’s spouse (exclusive of principal residence and its furnishings).

(h) Suitability of Investment. Subscriber has evaluated the merits and risks of Subscriber’s proposed investment in the Company, including those risks particular to Subscriber’s situation, and has determined that this investment is suitable for Subscriber. Subscriber has adequate financial resources for an investment of this character, and at this time Subscriber can bear a complete loss of Subscriber’s investment. Further, Subscriber will continue to have, after making an investment in the Company, adequate means of providing for Subscriber’s current needs, the needs of those dependent on Subscriber, and possible personal contingencies.

(i) Absence of Official Evaluation. Subscriber understands that neither the securities regulatory agencies of any State, nor the United States Securities and Exchange Commission has made any finding or determination as to the fairness of the terms of an investment in the Company, or any recommendation for, or endorsement of, the Securities offered hereby.

4

(j) Restricted Securities. The Subscriber understands that the Securities are illiquid and are characterized as “restricted securities” under Rule 144(a)(3) under the Act as the Securities are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may only be resold without registration under the Act in certain limited circumstances. Accordingly, the Subscriber:

(i)	agrees that if it decides to offer, sell, pledge or otherwise transfer any of the Securities it will not offer, sell, pledge or otherwise transfer any of such securities, directly or indirectly, unless (1) the transfer is to the Company, or a subsidiary thereof (though the Company or its subsidiaries are under no obligation to purchase any such Securities); or (2) the transfer is made outside the United States in accordance with Regulation S, if available, and in compliance with applicable local laws and regulations; or (3) the transfer is made in compliance with an exemption from registration under the Act provided by Rule 144 or Rule 144A thereunder, if available, and in accordance with applicable state securities laws; or (4) in another transaction that does not require registration under the Act or any applicable state securities laws, and the holder of the Securities has furnished to the Company an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company to such effect; or (5) pursuant to an effective registration statement under the Act, and in each case in compliance with applicable state securities laws.

(ii)	acknowledges that he/she/it is familiar with Rule 144(a)(3), as presently in effect, and understands the resale limitations imposed thereby and by the Act and, without in any way limiting the representations set forth in this Section 2, the Subscriber agrees not to make any disposition of all or any portion of the Securities unless there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or the Subscriber shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and, if reasonably requested by the Company, the Subscriber shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the Securities under the Act.

(iii)	understands the Securities will be subject to certain resale restrictions and the Subscriber agrees to comply with such restrictions. The Subscriber acknowledges that it has been advised to consult its own legal advisors with respect to applicable resale restrictions and that it is solely responsible (and the Company is not in any manner responsible) for complying with such restrictions. The Securities and all certificates issued in exchange or in substitution thereof, shall bear the following (or a similar) legend for the purposes of complying with the Act, until such time as the same is no longer required under applicable requirements of the Act or applicable state securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND THE SECURITIES REPRESENTED HEREBY MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO NDIVISION INC. (THE “COMPANY”), (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATION S, IF AVAILABLE, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT PROVIDED BY (i) RULE 144 OR (ii) 144A UNDER THE ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, (D) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR (E) UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(i) OR (D) ABOVE, A LEGAL OPINION REASONABLY SATISFACTORY TO THE COMPANY MUST FIRST BE PROVIDED TO THE COMPANY OR THE COMPANY’S TRANSFER AGENT, AS APPLICABLE, TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS;

5

provided that, if any Securities are being sold under Rule 144 under the Act, the legend may be removed by delivering to the Company or the Company’s transfer agent, as applicable, an opinion of counsel of recognized standing reasonably satisfactory to the Company, that the legend is no longer required under applicable requirements of the Act or state securities laws;

(iv)	understands and agrees that if the Company is ever deemed to be, or to have been at any time previously, an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents, Rule 144 under the Act may not be available for re-sales of the Securities and (ii) the Company is not obligated to take, and has no present intention of taking, any action to make Rule 144 under the Act (or any other exemption) available for re-sales of the Securities.

(v)	consents to the Company making a notation on its records or giving instruction to the registrar and transfer agent of the Company, if applicable, in order to implement the restrictions on transfer set forth and described herein.

(k) Additional Financing. Subscriber further acknowledges that nothing hereunder shall preclude the Company from seeking and/or procuring additional equity and/or debt financing. Subscriber understands that it may become necessary for the Company to seek additional financing in the future, which could dilute the Subscriber’s interest in the Company.

(l) Professional Advice. Subscriber has either secured independent tax advice with respect to an investment in the Securities, upon which he, she or it is relying, or he, she or it is sufficiently familiar with the income taxation of corporations and investments that he, she or it deemed such independent advice to be unnecessary. To the extent necessary, Subscriber has retained, at his/her/its own personal expense, and relied upon, appropriate professional advice regarding the technical, investment, tax, and legal merits and consequences of this Agreement and purchasing and owning the Securities. The Subscriber is not, in any way, relying on the Company or its officers, directors, attorneys, accountants, employees or agents, for advice in making this decision.

(m) Acceptance. Subscriber acknowledges that the Company shall, in its sole discretion, have the right to accept or reject this subscription, in whole or in part, for any reason or for no reason. This Agreement shall not be deemed accepted by the Company until it is executed by the Company. If Subscriber’s subscription is accepted by the Company, Subscriber shall, and Subscriber hereby elects to, execute any and all further documents necessary in the opinion of the Company to complete his subscription and become a shareholder of the Company.

(n) Authority to Enter into Agreement. Subscriber has the full right, power, and authority to execute and deliver this Agreement and perform Subscriber’s obligations here-under.

6

(o) Prohibitions on Cancellation, Termination, Revocation, Transferability, and Assignment. Subscriber hereby acknowledges and agrees that, except as may be specifically provided herein or by applicable law, Subscriber is not entitled to cancel, terminate, or revoke this Agreement, and this Agreement shall survive Subscriber’s death or disability or any assignment of Securities. Subscriber further agrees that Subscriber may not transfer or assign Subscriber’s rights under this Agreement, and Subscriber understands that, if Subscriber’s subscription is accepted, the transferability of Securities will be restricted.

(p) Obligation. This Agreement constitutes a valid and legally binding obligation of Subscriber and neither the execution of this Agreement nor the consummation of the transactions contemplated herein will constitute a violation of or default under, or conflict with, any judgment, decree, statute or regulation of any governmental authority applicable to Subscriber, or any contract, commitment, agreement, or restriction of any kind to which Subscriber is a party or by which Subscriber’s assets are bound. The execution and delivery of this Agreement does not, and the consummation of the transactions described herein will not, violate applicable laws, or any mortgage, lien, agreement, indenture, lease or understanding (whether oral or written) of any kind outstanding relative to Subscriber.

(q) Required Approvals. No approval, authorization, consent, order, or other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery of this Agreement by Subscriber or the purchase of the Securities.

(r) OFAC Representation. The Subscriber and its affiliates, (i) are currently and have been at all times in full compliance with all Patriot Act Related Laws (defined below), and (ii) are not and have never been a person or other entity: (A) that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order; (B) owned or controlled by, or acting for or on behalf of, any Person that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (C) with whom a party is prohibited from dealing or otherwise engaging in any transaction by any anti-money laundering law; (D) who commits, threatens or conspires to commit or support “terrorism” as defined in the Executive Order; (E) that is named as a “specially designated national and blocked person” on the most current list published by the U.S. Department of the Treasury, Office of Foreign Assets Control, at its official website, http://www.ustreas.gov/offices/enforcement/ofac/ or at any replacement website or other replacement official publication of that list; or (F) who is an affiliate of a person or entity listed above. “Executive Order” means Executive Order No. 13224 – Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism, effective September 24, 2001, as amended from time to time. “Patriot Act” means Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107 56). “Patriot Act Related Laws” means those laws, regulations, orders and sanctions, state and federal, criminal and civil, that (a) limit the use and/or seek the forfeiture of proceeds from illegal transactions, (b) limit commercial transactions with designated countries or individuals believed to be terrorists, narcotic dealers or otherwise engaged in activities contrary to the interests of the U.S., (c) require identification and documentation of the parties with whom a financial institution conducts business, or (d) are designed to disrupt the flow of funds to terrorist organizations. For purposes of clarification, Patriot Act Related Laws shall be deemed to include the Executive Order, the Patriot Act, the Bank Secrecy Act (31 U.S.C. §§ 5311 et seq.), the International Emergency Economic Powers Act (50 U.S.C. §§ 1701 et seq.), the Trading with the Enemy Act (50 U.S.C. Appx. 1 et seq.), the Cuban Democracy Act (22 U.S.C.§§ 6001-10), the Cuban Liberty and Democratic Solidarity (LIBERTAD) Act (22 U.S.C. 6021-91), the Iraq Sanctions Act of 1990 (Pub. L. 101-513), the Terrorism Sanctions Regulations (31 C.F.R. Part 595), the Antiterrorism and Effective Death Penalty Act of 1996 (8 U.S.C. § 1189, 18 U.S.C. § 2332b and 18 U.S.C. § 2332d), the Terrorism List Governments Sanctions Regulations (31 C.F.R. Part 596), the Foreign Terrorist Organizations Sanctions Regulations (31 C.F.R. Part 597), the United Nations Participation Act (22 U.S.C. § 287c), and the International Security and Development Cooperation Act (22 U.S.C. §§ 2349 aa-9); each as amended, and the sanctions regulations promulgated pursuant to the foregoing by the Office of Foreign Assets Control of the U.S. Department of Treasury, as well as laws relating to prevention and detection of money laundering in Sections 1956 and 1957 of Title 18 of the U.S. Code, as amended.

7

(s) Foreign Investor. If the Subscriber is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), the Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. The Subscriber’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

3. Representations, Warranties and Agreements of the Company. In connection with this subscription, the Company makes the following representations, warranties and agreements and confirms the following understandings:

(a) Company’s Good Standing. The Company is a corporation organized and validly existing under the laws of the State of Nevada, and it has all corporate authority and power to conduct its business and to own its properties.

(b) Corporate Authority. The issuance of the Securities to the Subscriber, upon execution of this Agreement by the Company, has been duly authorized by all necessary corporate action on the part of the Company.

(c) Corporate Records. The corporate records of the Company are complete and accurate and all corporate proceedings and actions reflected therein have been conducted or taken in compliance with all applicable laws and with the Certificate of Incorporation and Bylaws of the Company.

(d) Valid and Binding Obligation. This Agreement and the transactions contemplated herein have been duly and validly authorized by all requisite corporate action of the Company. The Company has full right, power and capacity to execute, deliver and perform its obligations under this Agreement. No governmental license, permit or authorization and no registration or filings with any court, governmental authority or regulatory agency is required in connection with the Company’s execution, delivery and/or performance of this Agreement, other than any filings required by applicable federal and state securities laws. The execution, delivery and performance of this Agreement, the consummation of the transactions herein contemplated and the compliance with the terms of this Agreement by the Company will not violate or conflict with any provision of the Articles of Incorporation, as amended or By-laws of the Company, or any agreement, instrument, law or regulation to which the Company is a party or by which the Company may be bound. This Agreement, upon execution and delivery by the Company, will represent the valid and binding obligation of the Company enforceable in accordance with its terms.

8

(e) Bad Actor. The Company is not subject to any bad actor disqualifications under Regulation D promulgated under the Act.

(f) Additional Representations. No representations and warranties, oral or otherwise, other than those listed in this Section 3, have been made to the undersigned by the Company or any agent, employee, representative, attorney or affiliate of the Company or any other person whether or not associated with entering into this transaction, the undersigned is not relying upon any information other than that contained in the results of his or her own investigation.

4. Survival of Representations, Warranties, Agreements and Acknowledgments. The representations, warranties, agreements, and acknowledgments of the Subscriber shall survive the offering and purchase of the Securities.

5. Indemnification of the Company. Subscriber agrees to indemnify and hold harmless the Company from, against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, penalties, fines, proceedings, demands, assessments, judgments, costs and expenses whatsoever (including, but not limited to, attorneys’ fees reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty or breach or failure by Subscriber to comply with any covenant or agreement made by Subscriber herein or in any other document furnished by Subscriber in connection with this subscription, or arising as a result of the sale or distribution of the Securities by undersigned in violation of the Act, or any other applicable law.

6. Miscellaneous.

(a) Entire Agreement. This Agreement constitutes all of the understandings and agreements existing between the parties hereto concerning the specific subject matter hereof and the rights and obligations created hereunder. Moreover, this Agreement supersedes and novates all prior agreements and communications, whether oral or written, related to the specific subject matter hereof.

(b) Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified or supplemented only by a written agreement signed by the Company and Subscriber.

(c) Notices. Any notice, demand, or other communication that any party hereto may be required, or may elect, to give to anyone interested hereunder shall be deemed given on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; on the date delivered by an overnight courier service; on the third business day after it is mailed if mailed by registered or certified mail, postage prepaid.

(d) Agreement Binding. This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

(e) Governing Law, Arbitration. This Agreement and the rights and obligations of the parties shall be interpreted under and governed exclusively by the laws of the State of Texas, without regard to its conflicts of laws principles. Further, in the event that any dispute were to arise in connection with this Agreement or with the undersigned’s investment in the Company, the undersigned agrees, prior to seeking any other relief at law or equity, to submit the matter to binding arbitration in accordance with the rules of the American Arbitration Association at a place to be designated by the Company.

9

(f) Waiver of Compliance; Consents. Any failure of any party to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the performance of such obligation, covenant or agreement or who has the benefit of such condition, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition will not operate as a waiver of, or estoppel with respect to, any subsequent other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent will be given in a manner consistent with the requirements for a waiver of compliance as set forth above.

(g) Severability. The invalidity, illegality, or unenforceability of any provision or provisions of this Agreement will not affect any other provision of this Agreement, which will remain in full force and effect, nor will the invalidity, illegality, or unenforceability of a portion of any provision of this Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Agreement or any portion thereof shall for any reason be held to be invalid, illegal, or unenforceable in any respect, this Agreement shall be reformed, construed, and enforced as if such invalid, illegal, or unenforceable provision had never been contained herein.

(h) Attorney Fees. In the event suit or action is brought by any party under this Agreement to enforce any of its terms, and in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorney fees to be fixed by the trial court and/or appellate court.

(i) Duplicate Originals; Counterparts; Electronic Signatures. This Agreement may be executed in duplicate originals. The parties hereto agree that the duplicate originals hereof are identical, and further agree that any fully executed original shall be admissible in any proceeding, legal or otherwise, without the production of another such original. In addition, this Agreement (including any duplicate original of this Agreement) may be executed in one or more counterparts for signature, each of which counterparts shall be deemed an original and valid instrument, but all of which counterparts together shall constitute one and the same instrument. The parties hereto consent to the use of electronic signatures and electronic transmittal of this Agreement. As such, the parties hereto acknowledge and agree as follows: (a) facsimile or electronic signatures to this Agreement shall be considered original signatures, and (b) the exchange of a fully executed Agreement (in counterparts or otherwise) by facsimile or electronic delivery in .pdf format shall be sufficient to bind the parties hereto to the terms and conditions of this Agreement.

(j) Tax Liability. Purchasing Securities under this Subscription Agreement could result in tax liability. All Subscribers are responsible for any tax liability incurred pursuant to this Agreement, and each Subscriber should discuss any tax liability issues with his or her own attorney or tax specialist.

(k) Further Assurances. The Parties hereto will execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Agreement.

10

THE UNDERSIGNED SUBSCRIBER RECOGNIZES THAT THE SALE OF THE SECURITIES TO THE UNDERSIGNED WILL BE BASED UPON THE REPRESENTATIONS AND WARRANTIES SET FORTH HEREINABOVE, INFORMATION PROVIDED TO THE COMPANY AND THE STATEMENTS MADE HEREIN, AND THE UNDERSIGNED HEREBY AGREES TO INDEMNIFY THE COMPANY ITS ATTORNEYS, AGENTS, REPRESENTATIVES AND EACH OF ITS OFFICERS AND DIRECTORS AND TO HOLD THEM HARMLESS FROM AND AGAINST ANY AND ALL LOSS, DAMAGE, LIABILITY OR EXPENSE, INCLUDING COSTS AND REASONABLE ATTORNEY’S FEES, TO WHICH THEY MAY BE PUT OR WHICH THEY MAY INCUR BY REASON OF, OR IN CONNECTION WITH, ANY MISREPRESENTATION MADE IN THIS SUBSCRIPTION AGREEMENT, ANY BREACH BY THE UNDERSIGNED OF ITS WARRANTIES AND/OR FAILURE TO FULFILL ANY OF ITS COVENANTS OR AGREEMENTS SET FORTH HEREIN OR ARISING OUT OF THE SALE OR DISTRIBUTION OF ANY SECURITIES IN VIOLATION OF THE ACT OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS.

THE UNDERSIGNED SUBSCRIBER (1) ATTESTS HE, SHE OR IT IS A BONA FIDE RESIDENT OF, OR IS DOMICILED IN, THE STATE LISTED AS SUBSCRIBER’S ADDRESS BELOW; (2) CERTIFIES THAT THE INFORMATION CONTAINED IN THIS SUBSCRIPTION AGREEMENT IS COMPLETE, TRUE AND CORRECT; (3) AFFIRMS THAT THE SUBSCRIBER’S INCOME IS DERIVED IN NO PART FROM ILLEGAL OR CRIMINAL ACTIVITIES; AND (4) STATES THAT THE INVESTMENT WILL NOT BE USED FOR ANY TYPE OF MONEY LAUNDERING OR OTHER SUCH ACTIVITIES IN VIOLATION OF ANY STATE OR FEDERAL REGULATION.

[SIGNATURE PAGE FOLLOWS]

11

[SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the day and year following their signature below.

Principal Amount of Note:                               $____________________

SIGNATURE OF INDIVIDUAL INVESTOR:	SIGNATURE OF NON-INDIVIDUAL INVESTOR:

_____________________________________	__________________________________

Name: ________________________________

Address: ______________________________

  ______________________________

Fax: __________________________________

Email Address: _________________________

SSN: _________________________________

Date: _________________________________

[Type or Print Exact Name of Investor]

By: ________________________________

Name: ______________________________

Title: _______________________________

Address: ____________________________

   ____________________________

Fax: ________________________________

Email Address: ________________________

Tax ID Number: ________________________

Date: ________________________________

The Subscriber hereby tenders to nDivision Inc. the amount above indicating the number of Shares subscribed for. Checks should be made payable to “nDivision Inc.” Wire transfers are also acceptable and wire information is provided on Annex 1 to this Agreement.

ACCEPTANCE OF SUBSCRIPTION

APPROVED AND ACCEPTED in accordance with the terms of this Subscription Agreement on this ____ day of _____________ 2020.

nDivision Inc. A Nevada Corporation

By:
Name: Alan Hixon, CEO

ANNEX 1 TO SUBSCRIPTION AGREEMENT

NDIVISION INC.

12

WIRE INSTRUCTIONS

Incoming Wiring Instructions:

ABA/Routing Number –

Bank Name –

Bank Address –

Bank Phone Number –

Beneficiary Name –

Beneficiary Account Number –

13